Pieris Pharmaceuticals, Inc. Nasdaq:PIRS Corporate Presentation January 2017   Exhibit 99.1

Forward Looking Statements Non-Confidential Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our Annual Report on form 10-K filed with the SEC on March 23, 2016. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

Expanding the Playing Field for Therapeutic Proteins

pieris PHARMACEUTICALS

Novel Drug Class

Anticalins® – A Novel Therapeutic Protein Drug Class

- Fully proprietary and unique
- Excellent drug-like properties and clinical validation

Novel Modes of Action

Multiple Paths for Success & Risk Diversification

- Potentially transformative immuno-oncology (IO) multispecifics
  - TME-targeted T cell agonists / Multi-checkpoint blockade
- Inhalation – a topical approach to asthma may bring enormous benefits

Validation and Growth Capital

Partnerships and Capital to Pursue Clinical-based Inflection Points

- Transformative IO partnership with Servier brings significant upfront payment, fully retained US rights on several novel multispecific drug candidates
- $2.5 B in biodollar potential across Large Pharma partnerships + royalties
- $60+ million in cash on hand after Servier upfront provides runway into 2019 through key value inflection points on fully proprietary pipeline
  - **PRS-343** (IO): first-in-patient trial initiation 1H17; **PRS-060** (asthma): first-in-man trial initiation mid '17; **PRS-080** (anemia): multi-dose trial read-out (hemoglobin) 2H17

SERVIER Roche Daiichi-Sankyo SANOFI

Non-Confidential 3

Servier Immuno-Oncology Partnership is a Transformative Strategic Alliance Non-Confidential Strategic Alliance Highlights IO co-development alliance with ~$30M upfront, up to $1.8B in potential milestones and low double-digit royalties 5 committed IO bispecifics, including PRS-332 (PD-1-based bispecific) Potential to expand to 3 additional bispecific programs Retained co-development and full US commercial rights on PRS-332 and up to 3 additional programs A “True Partnership” – equal voice with a collaborator having a shared strategic vision and resources to develop several novel IO bispecifics Strategic Implications of Partnership Underscores the value of Pieris’ powerful multispecifics platform in IO Strengthens cash position to fund development of proprietary product pipeline, while extending financial runway into 2019, through several clinical-stage value inflection points Fully retained rights on lead IO bispecific, PRS-343 (4-1BB/HER2), and ability to enter into additional partnerships

Diversified Immuno-Oncology (IO) and Non-IO Product Pipeline Non-Confidential

Entering an Acceleration Phase Drug Class Validation Growing Disease Focus Acceleration Phase The Early Years 2001 – 2007 2008 – 2013 2014 – 2016 2017+ 2001 Founded in Munich, Germany Platform Improvements Initial drug discovery efforts 2008 $25M Series B led by OrbiMed 2010-2011 Multiple Large Pharma Collaborations 2010 First Anticalin® enters clinic 2014 Focus on IO Multispecifics and Inhaled Biologics for Respiratory Disease 2015 First IO Partnership 2014-2015 Go Public Set up Boston HQ 2015-2016 Lead IO and Respiratory Programs IND-enabling Studies 2017 Strategic, Multi-program Co-development IO Alliance Retaining US rights on 4 programs 2017 Clinical entry of inhaled respiratory program, PRS-060 2017 Clinical entry of fully proprietary IO program, PRS-343 2017 Key data readout (Hb) for anemia program, PRS-080 2017 Continued exploration of additional partnerships Projected events Non-Confidential

Overlay of several lipocalin X-ray structures 3 of 12 human lipocalins and endogenous ligands Anticalins® are recombinantly engineered human lipocalins Lipocalins are non-immunogenic, extra-cellular binding proteins Lipocalins have very low sequence identity, yet structural conservation among the 12 known human members is the foundation of the scaffold Monomeric, stable, low molecular weight (~18 kDa) Phage display-based drug discovery platform Anticalin® Drug Class Origins Non-Confidential

Differentiating Features Human-derived √ √ Natural binding molecule √ √ Non-immunogenic √ √ High affinity and specificity √ √ Systemic delivery √ √ Tunable pharmacokinetics (√) √ Valent- and geometry-versatile multispecifics √ Inhalable √ Protein class exclusivity √ Positive freedom to operate landscape √ Anticalins® Share Several Features with mAbs yet are Highly Differentiated Monoclonal Antibodies (mAbs) are highly successful drugs Anticalins share many of the beneficial properties of mAbs yet are highly differentiated Antibody Anticalin Safety Related Efficacy Related IP Related Non-Confidential

Pure Anticalins Multispecific mAb-Anticalins Multispecific Fc-Anticalins Potent Multi-target Engagement │Novel MoA │ Excellent Drug-like Properties Building blocks Mono’ Bi’ Tri’ Tetra’ Ac Fc mAb linker Valent- and Geometry-Versatile Multi-specifics to Achieve Optimal Biology Non-Confidential

Anticalins® in Immuno-Oncology Differentiation Through Unique Multispecific Formats

Next-Generation I-O Therapy Strategy Engage immune costimulatory targets in highly novel, targeted manner with unique multispecifics, led by PRS-343 (wholly owned by Pieris) Establish superior therapeutic window over mAbs Improve on benefits of leading checkpoint antagonists and other therapies Simultaneously block multiple immune checkpoints in one drug built on key backbone components (e.g. PD-1), led by PRS-332 (partnered with Servier) Demonstrate superiority to existing PD-1 mAbs Exploit independent and fully proprietary PD-1 position Demonstrate intra-pipeline synergy between targeted costimulatory engagement and multi-checkpoint blockade within own pipeline 4-1BB (CD137) activation combined with PD-1 blockade expected to result in greater tumor growth inhibition than either monotherapy in preclinical studies1 1 Shindo, Y et al., Anticancer Res. 2015 Jan;35(1):129-36 Next-Generation IO Therapies: Novel multispecifics, novel combinations, wholly owned Non-Confidential

Lead IO Program (PRS-343) Addresses Biology Challenging for Antibodies Alone T cell Tumor-targeting mAb or Ac Immune system- targeting Anticalin Tumor cell Pieris’ tumor-targeted IO bispecifics or The Challenges of Agonistic mAb Approaches Inconsistent agonistic activity (e.g. urelumab vs. utomilumab) Systemically agonizing mAbs have resulted in narrow therapeutic window due to cytokine storm (urelumab, TGN1412 ) Potential Benefits of Pieris’ Approach Localized T cell activation Reduced T cell-mediated systemic toxicity Increased therapeutic index in patients unresponsive to standard of care Non-Confidential

PRS-343 is a First-in-Class TME-activated Co-stim Agonist

4-1BB (CD137) – Key Costimulatory Target

- Marker for tumor-specific T cells in TME
- Ameliorates T cell exhaustion
- Critical for T cell expansion
- Induces anti-tumor cytolytic activity
- Drives central memory T cell differentiation for sustained response

HER2 – Strongly Validated Tumor Target

- Restricted expression on normal tissue
- Multiple HER2+ tumors with high-unmet need
  - Breast, Gastric, Esophageal, Colorectal, Biliary, Pancreas, Bladder, Ovarian, Endometrial, Lung (AdenoCa), Salivary Duct, Head/Neck
- Mediates drug mobilization and immune receptor activation within the tumor bed



Tumor-specific T Cell
Clustering contributes to T Cell activation
TCR
4-1BB (CD137)
MHC-peptide
Her2
Tumor Cell



PRS-343
4-1BB-targeting Ac
HER2-targeting mAb

Non-Confidential 13

PRS-343 Demonstrates Targeted T Cell Activation Ex Vivo Cell activation = IL-2 response PRS-343 in presence of HER2-positive tumor cells (step 1) (Step 1) PRS-343 potently activates T cells mediated by 4-1BB cross-linking upon binding to HER2-positive tumor cells (SKBR3) Non-Confidential (Step 2) Addition of excess HER2-targeting trastuzumab prevents PRS-343 binding to HER2-positive cells and results in a loss of activity, as intended, confirming mode of action PRS-343 in solution, following addition of excess trastuzumab (step 2) IL-2 response with HER2 blockade a-CD3 antibody step 1 step 2

PRS-343 Shows Bifunctional Activity – Dose-dependent Tumor Growth Inhibition & CD8(+)TIL Expansion in SK-OV-3 Model Tumor growth (Median) PRS-343 shows dose-dependent tumor growth inhibition, which is dominated by anti-HER2 activity PRS-343 leads to strong and dose-dependent lymphocyte infiltration in tumors; monospecific anti-HER2 mAb (IgG4 backbone) lacks this activity Monospecific anti-4-1BB benchmark mAb shows insignificant response compared to isotype control and no significant tumor infiltration of lymphocytes Non-Confidential TIL frequency (hCD45) SK-OV-3 tumor model Incomplete group due to mortality 100µg Isotype Ctrl 100µg PRS-343 100µg Anti-4-1BB CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 hCD4 hCD3 hCD8 Plot TIL phenotyping by IHC PRS-343 100µg IHC Tras-IgG4 80µg IHC

PRS-343 Repeatedly Demonstrates Differentiation Over anti-HER2 and 4-1BB mAbs Non-Confidential Anti-CD137 benchmark mAb shows accelerated GvHD with significant mortality at day 20 in line with literature data2 Toxicity corresponds with expansion of CD8-positive T cells in PBMC for this group PBMC phenotyping at day 19 Mortality at study end (Day 20) 1 GvHD = graft vs host disease 2 Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78. % CD45+ of PBMC % CD8+ of CD45+

PRS-343: IND Enabling Activities on Track to Support a FIM in H1 2017 PRS-343 4-1BB/HER2 IND-enabling Ph I mono 2016 2017 2018 combo w/ PD-1 mAb Known Immune Component Existing tumor-infiltrating lymphocyte (TIL) repertoire Validated role of CD137 High Medical Need HER2 Patient Populations unresponsive to or relapsed from standard of care Targeted Indication Characteristics Straightforward Registration Path Manageable trial size and duration with clear endpoints Advanced Gastric Cancer Muscle-invasive Bladder Cancer Resistant Metastatic HER2+Breast Cancer Priority Patient Populations Non-Confidential

PRS-343: Summary and Milestones Differentiated profile vs HER2- and 4-1BB-directed benchmark mAbs PRS-343 has dual functionality based on monospecific HER2-targeting and bispecific, tumor-localized costimulation of 4-1BB. Potential for synergistic anti-tumor activity Anti-HER2 mediated tumor growth inhibition 4-1BB-mediated anti-tumor T cell activation Potential to avoid undesirable peripheral T cell activation (reduced systemic side effects) Excellent drug-like properties Antibody-like half-life in mice and cynomolgus monkey Low immunogenicity risk (ex vivo Lonza Epibase® test) High titers at GMP stage (1000L) and excellent stability Near-term clinical-stage milestones First-in-patient clinical trial initiation planned for 1H17 HER2+ solid tumor patients unresponsive to SOC Data-driven focus on high unmet need tumors, e.g. gastric, bladder and breast Combination trial with PD-1 mAb planned for 2018 Non-Confidential

PRS-332: Novel PD-1-based IO Bispecific – Co-Developed by Pieris & Servier Bispecific protein comprising proprietary Anticalin & novel in-licensed PD-1 mAb Several bispecific permutations under preclinical evaluation Future combination with PRS-343 PD-1 mAb Undisclosed anti-c.p. Ac Peptide linker PRS-332: PD-1-based bispecifics Anti-checkpoint Anticalin is a potent, competitive antagonist Non-Confidential Checkpoint Target inhibition Benchmark mAb Anti-checkpoint Anticalin

Anticalins in Anemia and Asthma

PRS-080 Potently Neutralizes Hepcidin, The Master Regulator of Iron Metabolism Hepcidin is a peptide hormone that serves as a key regulator of iron metabolism by regulating iron entry into plasma from the three main sources of iron: Dietary absorption in the duodenum Release of recycled iron from macrophages Release of stored iron from hepatocytes Chronic inflammation drives increased hepcidin production Prevents transferrin-mediated transport to the bone marrow for erythropoiesis Causes anemia of chronic disease “functional” iron deficiency (FID) vs absolute iron deficient anemia PRS-080 is a pegylated Anticalin that binds with high affinity and neutralizes Hepcidin Haematologica 2013 98:11 Non-Confidential

PRS-080 Drives Iron Mobilization in Healthy Subjects; Ongoing Development in FID ESRD Patients

pieris PHARMACEUTICALS



2016
2017
Ph Ib (SAD)
Ph 2
(Hemoglobin e.p.)



Mean Iron Concentrations [µM]
Subjects achieving iron response > 34.5 µM
Serum Iron [µM]
60
50
40
30
20
10
0
-60
40
140
240
Time after start of infusion [hours]
1.2 mg/kg
4.0 mg/kg
8.0 mg/kg
16.0 mg/kg

- Excellent Ph I results (ASH 2015)
  - Safe, well tolerated in HV (36 drug + 12 placebo)
  - Mode of action (iron mobilization) confirmed
    - Increase in serum iron mobilization (p = 0.005)
- First-in-patient trial (ESRD) ongoing
  - Single Ascending Dosing completion expected end of Jan 2017
  - Drug well tolerated – Encouraging activity
  - Disclosing unblinded data by end of Q2 17
- Multi-dose trial initiation expected April 2017
  - Hemoglobin (Hb), reticulocyte concentration of Hb as endpoints
  - Disclosing data in 2H 17

- ***First Anticalin projected to achieve clinical Proof of Concept (increased hemoglobin)***
- Will address FID anemia patients poorly responsive to ESAs and iron therapies
  - Within ESRD, among highest economic burden patient population
  - Est. 90k patients in the US and 80k patients in JP
  - Significant Commercial opportunity

✦ = report data

Non-Confidential

22

PRS-060: First-in-Class Inhaled IL4Ra Antagonist For Uncontrolled Asthma First inhaled biologic to potently engage highly validated asthma target (IL4Ra) IL4Ra is a critical target in uncontrolled asthma Target engagement on lung tissue is a key differentiator over SQ injected mAbs Potential low-dose, low-COGs alternative to mAbs Preclinical In-vivo POC for pulmonary delivery Formulability for pulmonary delivery Systemic exposure with s.c. mAbs targeting IL-4Ra Inhaled Anticalin for local IL4Ra blockade PRS-060 inhibits IL4Ra- mediated inflammation in vivo Non-Confidential Vs.

PRS-060: Phase 1 to start mid 2017
Convenient Formulation, Large Addressable Market

2016	2017	2018
IND-enabling	Ph I inhaled	Ph II inhaled

- **First-in-man study initiation planned for mid 2017**
- Targeted uncontrolled asthma population of ~20M patients world-wide

RATIONALE AND ADVANTAGES:	Antibodies	Anticalins
Clear Biology Rationale with Manageable Development Path ▪ Validated target in inflammation associated with uncontrolled asthma ▪ Clear biomarker strategy and pathway to clinical PoC & Registration	✓	✓
Potential Manufacturing advantages: ▪ Low manufacturing cost ▪ Highly potent drug requiring reduced drug concentration		✓
Patient- and Physician-friendly ▪ Locally inhaled to increase patient convenience ▪ Primary care physicians not as comfortable with IV and SQ injections		✓

Non-Confidential 24

Corporate – Financials – Goals – Accomplishments

Expanding the Playing Field for Therapeutic Proteins

pieris PHARMACEUTICALS

Novel Drug Class

Anticalins® – A Novel Therapeutic Protein Drug Class

- Fully proprietary and unique
- Excellent drug-like properties and clinical validation

Novel Modes of Action

Multiple Paths for Success & Risk Diversification

- Potentially transformative immuno-oncology (IO) multispecifics
  - TME-targeted T cell agonists / Multi-checkpoint blockade
- Inhalation – a topical approach to asthma may bring enormous benefits

Validation and Growth Capital

Partnerships and Capital to Pursue Clinical-based Inflection Points

- Transformative IO partnership with Servier brings significant upfront payment, fully retained US rights on several novel multispecific drug candidates
- $2.5 B in biodollar potential across Large Pharma partnerships + royalties
- $60+ million in cash on hand after Servier upfront provides runway into 2019 through key value inflection points on fully proprietary pipeline
  - **PRS-343** (IO): first-in-patient trial initiation 1H17; **PRS-060** (asthma): first-in-man trial initiation mid '17; **PRS-080** (anemia): multi-dose trial read-out (hemoglobin) 2H17

SERVIER Roche Daiichi-Sankyo SANOFI

Non-Confidential 26

Management and Board Profile

pieris PHARMACEUTICALS

Senior Management Team



Stephen Yoder, J.D.
President & CEO
morphosys



Louis Matis, M.D.
SVP, Chief Development Officer
ALEXION
CGI Pharmaceuticals
NIH NATIONAL CANCER INSTITUTE



Darlene Deptula-Hicks
SVP, Chief Financial Officer
MICROLINE SURGICAL
ONI Medical Systems, Inc.
iCAD
Never stop looking



Claude Knopf
SVP, Chief Business Officer
Baxalta
NOVARTIS
MSD

Board of Directors

Stephen Yoder
President & CEO

Chau Khuong (Chairman)
Partner, OrbiMed Advisors

Michael Richman
CEO, NextCure, Inc.
Amplimune, Chiron, MedImmune, Macrogenics

Steven Prelack
SVP, COO, VetCor
Velquest Corp., Galectin Therapeutics, BioVex Group

Jean-Pierre Bizzari, M.D.
Director
Celgene, Servier, Rhone-Poulenc, Sanofi-Aventis

Julian Adams, PH.D.
Director
Infinity, Millennium Pharm., LeukoSite Inc.

Christopher Kiritsy
CEO, Arisaph Pharmaceuticals
Kos Pharmaceuticals

Non-Confidential 27

Financial Highlights – As of 9/30/16 Cash & Cash Equivalents* $36.6M Total Debt $0.0M Revenue Since Inception (license & collaborations) $54.0M Grant Revenue Since Inception $14.2M 9 Months 2016 Net Loss ($16.2M) 9 Months 2016 Cash Burn (less cash received from PIPE financing & Roche Up Front payment) $14.5M Common Shares Outstanding 43.1M Preferred Shares Outstanding (as converted) 4.9M Options Outstanding 4.8M Non-Confidential * Does not include upfront payment of ~$ 31.3M from Servier collaboration

2016 Achievements and 2017 Expected Milestones 2016: Significant Achievements Immuno-Oncology Generated our first PD-1 based bispecific (PRS-332) In vivo POC for 4-1BB bispecific immune costimulatory (PRS-343) Progressing PRS-343 trough IND-enabling studies Respiratory PRS-060 (asthma) through IND-enabling studies Anemia Conducting first-in-patient study for PRS-080 in targeted patient population (FID in ESRD) Non-Confidential 2017: a Year of Transformation Immuno-Oncology Cornerstone IO Servier Strategic Alliance including PRS-332. Financial runway into 2019 and leaves PRS-343 unencumbered PRS 343: First-in-patient clinical trial initiation planned for 1H17 Several preclinical-stage, highly differentiated multispecifics Respiratory PRS-060: Initiation of First-in-patient trial Mid-2017 Anemia PRS-080 Phase 1b results disclosure by end of Q2 2017 Phase 2a results 2H 2017

Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 USA info@pieris.com www.pieris.com Non-Confidential